Exhibit 10.1.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) dated as of November 11, 2010, is among Energy Transfer Equity, L.P., a Delaware limited partnership (the “Borrower”), the several banks and other financial institutions signatories hereto, and Credit Suisse AG, as Administrative Agent for the Lenders (the “Administrative Agent”).

RECITALS

A. The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of September 20, 2010 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”).

B. The Borrower has requested that the Credit Agreement be amended in order to exclude from the calculation of the financial covenants in the Credit Agreement the effect of various charges incurred by the Borrower in connection with the prepayment its previous credit agreement and the termination of related interest rate protection agreements.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower and the Majority Lenders agree as follows:

1. Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment have the meanings assigned to those terms in the Credit Agreement.

2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Clause (c) of the definition of “Consolidated EBITDA of the Borrower” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(c) Consolidated Net Income of the Borrower and its Restricted Subsidiaries for such four Fiscal Quarter period, plus (i) each of the following to the extent deducted in determining such Consolidated Net Income (A) all Consolidated Interest Expense, (B) all income taxes (including any franchise taxes to the extent based upon net income), (C) all depreciation and amortization (including amortization of good will and debt issue costs), (D) Prepayment Hedge Termination Expenses to the extent not included in Consolidated Interest Expense, and (E) any other non-cash charges or losses, minus (ii) each of the following (A) all non-cash items of income or gain which were included in determining such Consolidated Net Income, and (B) any cash payments made during such period in respect of items described in clause (i)(E) of this clause (c) subsequent to the Fiscal Quarter in which the relevant non-cash charges or losses were reflected as a charge in the statement of Consolidated Net Income; provided that the determinations in this clause (c) shall be made excluding each MLP and its subsidiaries. For the avoidance of doubt, the determinations in this clause (c) shall not include Consolidated Net Income attributable to distributions by an MLP.

(b) The definition of “Consolidated Fixed Charges” in Section 1.01 of the Credit Agreement is hereby amended to read as follows and the definition of Prepayment Hedge Termination Expenses is added:

“Consolidated Fixed Charges” means, for any period, without duplication, the sum of (i) the preferred distributions paid in cash during such period on the Restructuring Preferred Units plus (ii) Consolidated Interest Expense for such period; provided that the determinations in this definition shall be made excluding any cash payments made to terminate any Hedging Contract in connection with the repayment of the Existing Credit Agreement (the “Prepayment Hedge Termination Expenses”).

“Prepayment Hedge Termination Expenses” has the meaning given to such term in the definition of Consolidated Fixed Charges.

3. Conditions to Effectiveness. This Amendment will become effective on the date on which the Administrative Agent shall have received this Amendment, executed and delivered by the Borrower, the Guarantors, the Administrative Agent and the Majority Lenders.

4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:

(a) This Amendment has been duly authorized by all necessary corporate action and constitutes the binding obligation of the Borrower.

(b) Each of the representations and warranties made by the Borrower and the Guarantors in or pursuant to the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof, as if made (after giving effect to this Amendment) on and as of such date, except for any representations and warranties made as of a specified date, which were true and correct in all material respects as of such specified date.

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date of this Amendment.

(d) Since December 31, 2009, no Material Adverse Effect has occurred.

5. Continuing Effect of the Credit Agreement. This Amendment does not constitute a waiver of any provision of the Credit Agreement and is not to be construed as a consent to any action on the part of the Borrower that would require a waiver or consent of the Lenders or an amendment or modification to any term of the Loan Documents. The Borrower hereby confirms and ratifies the Credit Agreement as amended hereby and each of the other Loan Documents to which it is a party and acknowledges and agrees that the same continue in full force and effect as amended hereby (as applicable).

6. Reference to the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “herein” or words of like import refer to the Credit Agreement, as amended by this Amendment.

7. Designation as Loan Document. This Amendment is a Loan Document.

8. Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form and all of such counterparts taken together constitute one instrument.

9. References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment. References in this Amendment to a section number are to such sections of the Credit Agreement unless otherwise specified.

10. Headings Descriptive. The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.

11. Governing Law. This Amendment is governed by and will be construed in accordance with the law of the State of New York.

12. Payment of Expenses. The Borrower shall pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

13. Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties are signing this Amendment as of the date first above written.

ENERGY TRANSFER EQUITY, L.P.

By: LE GP, LLC, its general partner

By:	/s/ John W. McReynolds
Name:	John W. McReynolds
Title:	President and Chief Financial Officer

Signature Page to Amendment No. 1

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, LC Issuer, Swingline Lender, and a Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Vice President

By:	/s/ Kevin Buddhew
Name: Kevin Buddhdew
Title: Associate

Signature Page to Amendment No. 1

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Scott Taylor
Name:	Scott Taylor
Title:	Vice President

Signature Page to Amendment No. 1

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Paul V. Farrell
Name:	Paul V. Farrell
Title:	Director

Signature Page to Amendment No. 1

BANK OF AMERICA, N.A.

By:	/s/ Christen A. Lacey
Name:	Christen A. Lacey
Title:	Senior Vice President

Signature Page to Amendment No. 1

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Omar Musule
Name:	Omar Musule
Title:	Associate Director

Signature Page to Amendment No. 1

BNP PARIBAS

By:	/s/ Greg Smothers
Name:	Greg Smothers
Title:	Director

By:	/s/ Russell Otts
Name:	Russell Otts
Title:	Director

Signature Page to Amendment No. 1

SUNTRUST BANK, N.A.

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Vice President

Signature Page to Amendment No. 1

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Philippe Sandmeier
Name:	Philippe Sandmeier
Title:	Managing Director

By:	/s/ Oliver Schwarz
Name:	Oliver Schwarz
Title:	Director

Signature Page to Amendment No. 1

CITICORP NORTH AMERICA, INC.

By:	/s/ John Miller
Name:	John Miller
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1